Exhibit 99.3

                                         SUPPLEMENTAL FINANCIAL INFORMATION

                                       SUMMARY OF NET INCOME (LOSS) BY SEGMENT



                                                                         Millions of Dollars
                                    -------------------------------------------------------------------------------------------
                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
Income (Loss) from Continuing Operations
U.S. E&P                                 892      966   1,107    1,325     4,290      1,181    1,300                     2,481
International E&P                        895      963   1,181    1,105     4,144      1,372    2,004                     3,376
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                              1,787    1,929   2,288    2,430     8,434      2,553    3,304                     5,857
---------------------------------------------------------------------------------  --------------------------------------------
Midstream                                385       68      88      147       688        110      108                       218
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                 570      936   1,096      805     3,407        297    1,433                     1,730
International R&M                        130      174     294      251       849         93      275                       368
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                700    1,110   1,390    1,056     4,256        390    1,708                     2,098
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                        110      148     267      189       714        249      387                       636
Chemicals                                133       63      13      114       323        149      103                       252
Emerging Businesses                       (8)      (8)      -       (4)      (20)         8      (12)                       (4)
Corporate and Other                     (184)    (179)   (242)    (150)     (755)      (168)    (412)                     (580)
---------------------------------------------------------------------------------  --------------------------------------------
Consolidated                           2,923    3,131   3,804    3,782    13,640      3,291    5,186                     8,477
=================================================================================  ============================================
Cumulative Effect of Accounting Changes
U.S. E&P                                   -        -       -       (2)       (2)         -        -                         -
International E&P                          -        -       -       (2)       (2)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                  -        -       -       (4)       (4)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Midstream                                  -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                   -        -       -      (78)      (78)         -        -                         -
International R&M                          -        -       -       (5)       (5)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                  -        -       -      (83)      (83)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                          -        -       -        -         -          -        -                         -
Chemicals                                  -        -       -        -         -          -        -                         -
Emerging Businesses                        -        -       -       (1)       (1)         -        -                         -
Corporate and Other                        -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Consolidated                               -        -       -      (88)      (88)         -        -                         -
=================================================================================  ============================================
Income (Loss) from Discontinued Operations
Corporate and Other                      (11)       7      (4)     (15)      (23)         -        -                         -
=================================================================================  ============================================
Net Income (Loss)
U.S. E&P                                 892      966   1,107    1,323     4,288      1,181    1,300                     2,481
International E&P                        895      963   1,181    1,103     4,142      1,372    2,004                     3,376
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                              1,787    1,929   2,288    2,426     8,430      2,553    3,304                     5,857
---------------------------------------------------------------------------------  --------------------------------------------
Midstream                                385       68      88      147       688        110      108                       218
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                 570      936   1,096      727     3,329        297    1,433                     1,730
International R&M                        130      174     294      246       844         93      275                       368
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                700    1,110   1,390      973     4,173        390    1,708                     2,098
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                        110      148     267      189       714        249      387                       636
Chemicals                                133       63      13      114       323        149      103                       252
Emerging Businesses                       (8)      (8)      -       (5)      (21)         8      (12)                       (4)
Corporate and Other                     (195)    (172)   (246)    (165)     (778)      (168)    (412)                     (580)
---------------------------------------------------------------------------------  --------------------------------------------
Consolidated                           2,912    3,138   3,800    3,679    13,529      3,291    5,186                     8,477
=================================================================================  ============================================

                        INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                       Millions of Dollars
                                    -------------------------------------------------------------------------------------------
                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                               1,388    1,504   1,728    2,019     6,639      1,853    2,062                     3,915
International E&P                      2,020    2,152   2,567    2,550     9,289      2,862    3,814                     6,676
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                              3,408    3,656   4,295    4,569    15,928      4,715    5,876                    10,591
---------------------------------------------------------------------------------  --------------------------------------------
Midstream                                449      107     138      208       902        173      187                       360
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                 901    1,485   1,766    1,379     5,531        512    2,260                     2,772
International R&M                        160      203     368      330     1,061        112      343                       455
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                              1,061    1,688   2,134    1,709     6,592        624    2,603                     3,227
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                        115      153     275      196       739        257      398                       655
Chemicals                                187       84      (3)     148       416        209      134                       343
Emerging Businesses                      (13)     (13)     (2)     (10)      (38)         9      (20)                      (11)
Corporate and Other                     (267)    (243)   (283)    (199)     (992)      (190)    (496)                     (686)
---------------------------------------------------------------------------------  --------------------------------------------
Consolidated                           4,940    5,432   6,554    6,621    23,547      5,797    8,682                    14,479
=================================================================================  ============================================
Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                               35.7%    35.8%   35.9%    34.4%     35.4%      36.3%    37.0%                     36.6%
International E&P                      55.7%    55.3%   54.0%    56.7%     55.4%      52.1%    47.5%                     49.4%
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                              47.6%    47.2%   46.7%    46.8%     47.0%      45.9%    43.8%                     44.7%
---------------------------------------------------------------------------------  --------------------------------------------
Midstream                              14.3%    36.4%   36.2%    29.3%     23.7%      36.4%    42.2%                     39.4%
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                               36.7%    37.0%   37.9%    41.6%     38.4%      42.0%    36.6%                     37.6%
International R&M                      18.8%    14.3%   20.1%    23.9%     20.0%      17.0%    19.8%                     19.1%
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                              34.0%    34.2%   34.9%    38.2%     35.4%      37.5%    34.4%                     35.0%
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                       4.3%     3.3%    2.9%     3.6%      3.4%       3.1%     2.8%                      2.9%
Chemicals                              28.9%    25.0%      --    23.0%     22.4%      28.7%    23.1%                     26.5%
Emerging Businesses                    38.5%    38.5%      --    60.0%     47.4%      11.1%    40.0%                     63.6%
Corporate and Other                    31.1%    26.3%   14.5%    24.6%     23.9%      11.6%    16.9%                     15.5%
---------------------------------------------------------------------------------  --------------------------------------------
Consolidated                           40.8%    42.4%   42.0%    42.9%     42.1%      43.2%    40.3%                     41.5%
=================================================================================  ============================================


                         CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)


                                                                        Millions of Dollars
                                    -------------------------------------------------------------------------------------------
                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
U.S. E&P
Gain (loss) on asset sales                90        -       -        -        90          -       15                        15
Property impairments                       -        -       -        -         -          -      (26)                      (26)
Insurance premium adjustments              -       (5)     (4)      (8)      (17)        (2)       -                        (2)
Pending claims and settlements             -       15       -      (23)       (8)         -        -                         -
Enacted tax legislation                    -        -       -        -         -          -        2                         2
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                   90       10      (4)     (31)       65         (2)      (9)                      (11)
---------------------------------------------------------------------------------  --------------------------------------------
International E&P
Gain (loss) on asset sales                 -       15       -        -        15          -       25                        25
Insurance premium adjustments              -      (10)    (12)     (19)      (41)       (10)       -                       (10)
Canada tax law change                      -        -       -       38        38          -      401                       401
Pending claims and settlements             -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                    -        5     (12)      19        12        (10)     426                       416
---------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                 90       15     (16)     (12)       77        (12)     417                       405
---------------------------------------------------------------------------------  --------------------------------------------
Midstream
Property impairments                      (6)      (7)      -        -       (13)         -        -                         -
DEFS' sale of TEPPCO general partnership 306        -       -        -       306          -        -                         -
Enacted tax legislation                    -        -       -        -         -          -       (6)                       (6)
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                  300       (7)      -        -       293          -       (6)                       (6)
---------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M
Gain (loss) on asset sales                31        -       -        -        31          -        -                         -
Insurance premium adjustments              -       (7)     (9)     (14)      (30)        (6)       -                        (6)
Discontinuation of a marketing
   incentive program                       -        -     (16)       -       (16)         -        -                         -
Hurricanes impact on maintenance & repairs -        -       -      (57)      (57)         -        -                         -
Pending claims and settlements             -        -       -        -         -          -        -                         -
Enacted tax legislation                    -        -       -        -         -          -       34                        34
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                   31       (7)    (25)     (71)      (72)        (6)      34                        28
---------------------------------------------------------------------------------  --------------------------------------------
International R&M
Gain (loss) on asset sales                 -       25       -        -        25          -        -                         -
Insurance premium adjustments              -        -       -        -         -         (1)       -                        (1)
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                    -       25       -        -        25         (1)       -                        (1)
---------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                 31       18     (25)     (71)      (47)        (7)      34                        27
---------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment
                                           -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                    -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Chemicals
Enacted tax legislation                    -        -       -        -         -          -       (5)                       (5)
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                    -        -       -        -         -          -       (5)                       (5)
---------------------------------------------------------------------------------  --------------------------------------------
Emerging Businesses
Property write-down                        -        -       -        -         -          -      (14)                      (14)
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                    -        -       -        -         -          -      (14)                      (14)
---------------------------------------------------------------------------------  --------------------------------------------
Corporate and Other
Acquisition-related expenses               -        -       -        -         -         (5)     (39)                      (44)
Premium on early debt retirement          (8)       -     (42)     (42)      (92)         -        -                         -
Pending claims and settlements             -        -       -        -         -        (15)       -                       (15)
Canada tax law change                      -        -       -        -         -          -      (10)                      (10)
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                   (8)       -     (42)     (42)      (92)       (20)     (49)                      (69)
---------------------------------------------------------------------------------  --------------------------------------------
Total Company                            413       26     (83)    (125)      231        (39)     377                       338
=================================================================================  ============================================

                                               CASH FLOW INFORMATION


                                                                     Millions of Dollars
                                    -------------------------------------------------------------------------------------------
                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations    2,923    3,131   3,804    3,782    13,640      3,291    5,186                     8,477
  DD&A and property impairments        1,063      994   1,049    1,189     4,295      1,180    2,015                     3,195
  Dry hole costs and leasehold
        impairment                       109       47      55      138       349         38       47                        85
  Accretion on discounted liabilities     48       41      46       58       193         60       73                       133
  Deferred income taxes                  123      369     261      348     1,101        168     (390)                     (222)
  Undistributed equity earnings         (805)    (414)   (463)     (92)   (1,774)       (67)    (687)                     (754)
  Net (gain) loss on asset dispositions (177)     (65)    (22)     (14)     (278)        (3)     (53)                      (56)
  Other                                  (78)    (113)    192     (140)     (139)      (203)     189                       (14)
  Net working capital changes            888   (1,224)  1,177     (595)      246        336   (1,536)                   (1,200)
  Discontinued operations                 (5)       2      (3)       1        (5)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by
  Operating Activities                 4,089    2,768   6,096    4,675    17,628      4,800    4,844                     9,644
---------------------------------------------------------------------------------  --------------------------------------------
Cash Flows from Investing Activities
  Capital expenditures and investments*:
    E&P                               (1,206)  (2,337) (1,475)  (1,666)   (6,684)    (2,206)  (2,172)                   (4,378)
    Midstream                             (1)       -    (838)       -      (839)        (1)      (1)                       (2)
    R&M                                 (275)    (360)   (440)    (663)   (1,738)    (1,635)    (475)                   (2,110)
    LUKOIL Investment                   (324)    (384)   (815)    (637)   (2,160)      (612)    (648)                   (1,260)
    Chemicals                              -        -       -        -         -          -        -                         -
    Emerging Businesses                    4       (7)     (2)       -        (5)       (12)     (28)                      (40)
    Corporate and Other                  (20)     (37)    (56)     (81)     (194)       (48)     (78)                     (126)
---------------------------------------------------------------------------------  --------------------------------------------
      Total capital expend. &
        investments                   (1,822)  (3,125) (3,626)  (3,047)  (11,620)    (4,514)  (3,402)                   (7,916)
  Acquisition of Burlington
        Resources Inc.*                    -        -       -        -         -    (14,190)     (94)                  (14,284)
  Proceeds from asset dispositions        87      221     300      160       768          5       68                        73
  Long-term advances to/collections from
    affiliates and other investments      25        4     (58)    (135)     (164)      (115)    (151)                     (266)
  Discontinued operations                  -        -       -        -         -          -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
Net Cash Used for Investing
        Activities                    (1,710)  (2,900) (3,384)  (3,022)  (11,016)   (18,814)  (3,579)                  (22,393)
---------------------------------------------------------------------------------  --------------------------------------------
Cash Flows from Financing Activities
  Net issuance (repayment) of debt      (986)     (13)   (513)  (1,038)   (2,550)    15,324   (2,756)                   12,568
  Issuance of stock                      155      108     114       25       402         40       64                       104
  Repurchase of stock                   (194)    (382)   (589)    (759)   (1,924)         -     (425)                     (425)
  Dividends                             (348)    (432)   (430)    (429)   (1,639)      (496)    (595)                   (1,091)
  Other                                   64       33     (10)     (60)       27        (27)     (20)                      (47)
---------------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                (1,309)    (686) (1,428)  (2,261)   (5,684)    14,841   (3,732)                   11,109
---------------------------------------------------------------------------------  --------------------------------------------
Effect of Exchange Rate Changes          (36)     (62)    (22)      19      (101)       (33)     113                        80
---------------------------------------------------------------------------------  --------------------------------------------
Net Change in Cash
  and Cash Equivalents                 1,034     (880)  1,262     (589)      827        794   (2,354)                   (1,560)
Cash and cash equivalents
  at beginning of period               1,387    2,421   1,541    2,803     1,387      2,214    3,008                     2,214
---------------------------------------------------------------------------------  --------------------------------------------
Cash and Cash Equivalents
  at End of Period                     2,421    1,541   2,803    2,214     2,214      3,008      654                       654
=================================================================================  ============================================
 * Net of cash acquired.

                                                         TOTAL E&P

                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
E&P Net Income ($ Millions)            1,787    1,929   2,288    2,426     8,430      2,553    3,304                     5,857
=================================================================================  ============================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)       1,600    1,537   1,521    1,590     1,562      1,610    2,134                     1,874
---------------------------------------------------------------------------------  --------------------------------------------
E&P segment plus LUKOIL
        Investment segment:            1,801    1,760   1,787    1,883     1,808      1,932    2,537                     2,237
---------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Consolidated                           822      780     766      777       786        777      924                       851
  Equity affiliates                      120      123     124      116       121        126      121                       123
---------------------------------------------------------------------------------  --------------------------------------------
    Total                                942      903     890      893       907        903    1,045                       974
=================================================================================  ============================================
Sales of crude oil produced (MB/D)       940      932     883      916       918        913    1,040                       976
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)                94       80      92       99        91         97      152                       125
-------------------------------------------------------------------------------------------------------------------------------
Natural Gas (MMCF/D)
  Consolidated                         3,295    3,191   3,099    3,468     3,263      3,554    5,498                     4,532
  Equity affiliates                        5        7      10        3         7         11       10                        10
---------------------------------------------------------------------------------  --------------------------------------------
    Total                              3,300    3,198   3,109    3,471     3,270      3,565    5,508                     4,542
=================================================================================  ============================================
Canadian Syncrude (MB/D)                  14       21      21       20        19         16       19                        18
---------------------------------------------------------------------------------  --------------------------------------------
Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                             49.70    53.03   63.05    59.99     56.44      63.28    70.40                     66.84
  Brent dated                          47.50    51.59   61.54    56.90     54.38      61.75    69.62                     65.69
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month           6.27     6.74    8.53    13.00      8.64       9.01     6.80                      7.91
---------------------------------------------------------------------------------  --------------------------------------------
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                         44.89    48.88   58.49    55.06     51.74      58.97    65.89                     62.75
  Equity affiliates                    30.38    36.11   45.25    38.90     37.79      43.38    52.28                     47.53
  Total                                43.15    46.93   56.64    53.05     49.87      56.63    64.34                     60.76
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids ($/bbl)            33.44    35.10   41.54    42.75     38.32      43.13    41.75                     42.25
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas ($/mcf)
  Consolidated                          5.24     5.53    6.40     7.96      6.32       7.26     5.86                      6.40
  Equity affiliates                     0.25     0.32    0.20     0.28      0.26       0.23     0.36                      0.29
  Total                                 5.24     5.52    6.38     7.94      6.30       7.24     5.85                      6.39
---------------------------------------------------------------------------------  --------------------------------------------
Exploration Charges ($ Millions)
  Dry Holes                               88       30      32       83       233         19       15                        34
  Lease Impairments                       20       18      23       55       116         19       33                        52
---------------------------------------------------------------------------------  --------------------------------------------
    Total Non-Cash Charges               108       48      55      138       349         38       48                        86
  Other (G&G and Lease Rentals)           63       73      85       91       312         74       86                       160
---------------------------------------------------------------------------------  --------------------------------------------
Total Exploration Charges                171      121     140      229       661        112      134                       246
=================================================================================  ============================================
Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)       819      755     823      915     3,312        910    1,659                     2,569
---------------------------------------------------------------------------------  --------------------------------------------

                                                         U.S. E&P

                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
U.S. E&P Net Income ($ Millions)         892      966   1,107    1,323     4,288      1,181    1,300                     2,481
=================================================================================  ============================================
 Alaska ($ Millions)                     532      572     730      718     2,552        692      760                     1,452
---------------------------------------------------------------------------------  --------------------------------------------
 Lower 48 ($ Millions)                   360      394     377      605     1,736        489      540                     1,029
---------------------------------------------------------------------------------  --------------------------------------------
Production
Total U.S. (MBOE/D)                      648      631     617      636       633        636      894                       766
---------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Alaska                                 309      297     281      291       294        283      279                       281
  Lower 48                                62       63      56       54        59         64      120                        92
---------------------------------------------------------------------------------  --------------------------------------------
    Total                                371      360     337      345       353        347      399                       373
=================================================================================  ============================================
Sales of crude oil produced (MB/D)       386      352     352      337       357        363      398                       380
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)*
  Alaska                                  24       16      18       21        20         22       20                        21
  Lower 48                                27       31      30       31        30         29       70                        50
---------------------------------------------------------------------------------  --------------------------------------------
    Total                                 51       47      48       52        50         51       90                        71
=================================================================================  ============================================
 *Includes reinjection volumes
      sold lease-to-lease:                13       8       13        9        14         14                                  14
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas (MMCF/D)
  Alaska                                 185      148     173      172       169        163      163                       163
  Lower 48                             1,169    1,195   1,218    1,264     1,212      1,264    2,265                     1,767
---------------------------------------------------------------------------------  --------------------------------------------
    Total                              1,354    1,343   1,391    1,436     1,381      1,427    2,428                     1,930
=================================================================================  ============================================
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                        38.93    43.92   53.30    52.34     46.95      52.92    59.89                     56.29
---------------------------------------------------------------------------------  --------------------------------------------
    West Coast                         44.15    49.22   58.70    57.61     52.24      58.87    66.02                     62.33
---------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                             41.29    43.58   50.00    46.62     45.24      52.21    59.63                     57.08
---------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                           43.69    48.21   57.31    55.86     51.09      57.70    64.09                     61.06
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids ($/bbl)
  Alaska                               44.33    49.20   57.11    57.58     51.30      58.88    65.25                     61.54
---------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                             30.96    31.22   39.92    42.89     36.43      38.20    38.29                     38.26
---------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                           34.68    37.26   43.95    45.94     40.40      43.00    40.45                     41.28
---------------------------------------------------------------------------------  --------------------------------------------

Natural Gas ($/mcf)
  Alaska                                2.96     2.49    2.57     3.01      2.75       3.58     3.42                      3.50
---------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                              5.66     6.20    7.67     9.37      7.28       7.50     5.81                      6.41
---------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                            5.57     6.07    7.48     9.17      7.12       7.42     5.78                      6.37
---------------------------------------------------------------------------------  --------------------------------------------
Kenai, Alaska LNG Sales
  Volume (MMCF/D)                        132       96     123      118       117        128      126                       127
---------------------------------------------------------------------------------  --------------------------------------------
---------------------------------------------------------------------------------  --------------------------------------------
  Sales price per MCF                   5.27     5.24    5.90     6.36      5.71       6.45     5.16                      5.81
---------------------------------------------------------------------------------  --------------------------------------------
---------------------------------------------------------------------------------  --------------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                               74        8      (2)       3        83          8        3                        11
  Lease Impairments                       10        9       9       10        38          8       15                        23
---------------------------------------------------------------------------------  --------------------------------------------
    Total Non-Cash Charges                84       17       7       13       121         16       18                        34
  Other (G&G and Lease Rentals)           12       17      19        7        55         14        1                        15
---------------------------------------------------------------------------------  --------------------------------------------
Total U.S. Exploration Charges            96       34      26       20       176         30       19                        49
=================================================================================  ============================================
Alaska Only                               85       13      11        1       110         18       (7)                       11
---------------------------------------------------------------------------------  --------------------------------------------
DD&A ($ Millions)
    Alaska                               133      134     126      142       535        132      135                       267
    Lower 48                             219      172     243      231       865        251      634                       885
---------------------------------------------------------------------------------  --------------------------------------------
      Total U.S.                         352      306     369      373     1,400        383      769                     1,152
=================================================================================  ============================================




                                                        INTERNATIONAL E&P


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
International E&P
  Net Income ($ Millions)                895      963   1,181    1,103     4,142      1,372    2,004                     3,376
=================================================================================  ============================================
Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)         952      906     904      954       929        974    1,240                     1,108
---------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                               207      195     198      188       197        188      192                       190
    United Kingdom                        61       60      56       62        60         62       57                        59
    Canada                                23       23      22       22        23         22       27                        25
    China                                 22       25      22       23        23         25       34                        30
    Indonesia                             21       16      10       13        15         14       14                        14
    Vietnam                               27       26      30       37        29         31       22                        26
    Timor Sea                             36       21      38       36        33         39       39                        39
    Libya                                  -        -       -        -         -          -       74                        37
    Other                                 54       54      53       51        53         49       66                        58
  Equity affiliates                      120      123     124      116       121        126      121                       123
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                  571      543     553      548       554        556      646                       601
=================================================================================  ============================================
Sales of crude oil produced (MB/D)       554      580     531      579       561        550      642                       596
---------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)
  Norway                                  10        9      10       11         9         11        8                         9
  Canada                                  10       10      10       10        10          9       30                        20
  Timor Sea                               17        9      20       19        16         20       20                        20
  Other                                    6        5       4        7         6          6        4                         5
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                   43       33      44       47        41         46       62                        54
=================================================================================  ============================================
Natural Gas (MMCF/D)
  Consolidated
    Norway                               298      268     259      264       272        269      260                       265
    United Kingdom                       824      741     588      851       751        851      796                       823
    Canada                               417      422     429      430       425        424    1,204                       816
    China                                  -        -       -        -         -          -       10                         5
    Timor Sea                             35       35      35       33        34        144      251                       198
    Indonesia                            273      287     303      330       298        294      323                       309
    Vietnam                               18       14      20       19        18         24       19                        22
    Other                                 76       81      74      105        84        121      207                       164
  Equity affiliates                        5        7      10        3         7         11       10                        10
---------------------------------------------------------------------------------  --------------------------------------------
    Total                              1,946    1,855   1,718    2,035     1,889      2,138    3,080                     2,612
=================================================================================  ============================================
Canadian Syncrude (MB/D)                  14       21      21       20        19         16       19                        18
---------------------------------------------------------------------------------  --------------------------------------------
Darwin, Australia LNG Sales (MMCF/D)       -        -       -        -         -        136      305                       221
---------------------------------------------------------------------------------  --------------------------------------------


                                                   INTERNATIONAL E&P (continued)


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                             45.52    50.21   60.42    56.36     53.18      61.36    68.64                     65.00
    United Kingdom                     49.47    48.02   60.83    54.87     53.13      59.13    65.32                     63.13
    Canada                             36.96    41.09   54.74    46.44     44.70      44.28    60.86                     53.34
    China                              41.51    46.95   51.89    49.86     47.85      57.90    66.68                     63.12
    Indonesia                          46.51    47.57   61.77    47.00     49.45      57.94    58.15                     58.05
    Vietnam                            47.77    53.32   58.52    52.77     53.23      62.34    68.53                     65.00
    Timor Sea                          47.99    50.90   59.03    52.90     52.95      60.37    66.98                     63.52
    Libya                                  -        -       -        -         -          -    68.07                     68.07
    Other                              44.56    50.11   60.99    57.03     52.93      62.95    69.20                     66.45
  Equity affiliates                    30.38    36.11   45.25    38.90     37.79      43.38    52.28                     47.53
  Total                                42.77    46.16   56.19    51.41     49.09      55.92    64.50                     60.56
---------------------------------------------------------------------------------  --------------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                               30.63    28.20   37.29    33.81     32.45      42.55    40.99                     41.79
  Canada                               37.37    37.66   44.22    49.63     42.20      46.21    46.73                     46.61
  Timor Sea                            34.40    35.99   40.45    47.29     40.11      46.68    41.35                     43.82
  Other                                21.34    22.30   26.63    20.30     22.17      27.16    33.82                     30.28
  Total                                32.35    32.03   39.29    40.04     36.25      43.25    43.28                     43.27
---------------------------------------------------------------------------------  --------------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                              5.03     5.30    5.13     6.40      5.46       7.28     7.09                      7.19
    United Kingdom                      5.54     5.01    4.92     7.64      5.89       8.81     6.84                      7.85
    Canada                              5.33     6.14    7.54     9.86      7.25       6.28     5.47                      5.68
    China                                  -        -       -        -         -          -     1.90                      1.90
    Timor Sea                           0.52     0.52    0.56     0.61      0.55       0.67     0.65                      0.66
    Indonesia                           5.08     5.96    6.73     6.23      6.03       7.45     7.53                      7.49
    Vietnam                             1.04     1.04    1.05     1.07      1.05       1.07     1.07                      1.07
    Other                               0.70     0.59    0.66     0.72      0.67       0.82     2.57                      1.93
  Equity affiliates                     0.25     0.32    0.20     0.28      0.26       0.23     0.36                      0.29
  Total                                 5.03     5.15    5.57     7.16      5.76       7.13     5.90                      6.41
---------------------------------------------------------------------------------  --------------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                               14       22      34       80       150         11       12                        23
  Lease Impairments                       10        9      14       45        78         11       18                        29
---------------------------------------------------------------------------------  --------------------------------------------

    Total Non-Cash Charges                24       31      48      125       228         22       30                        52
  Other (G&G and Lease Rentals)           51       56      66       84       257         60       85                       145
---------------------------------------------------------------------------------  --------------------------------------------

Total International Exploration Charges   75       87     114      209       485         82      115                       197
=================================================================================  ============================================

DD&A ($ Millions)                        467      449     454      542     1,912        527      890                     1,417
---------------------------------------------------------------------------------  --------------------------------------------



                                                              R&M


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
R&M Net Income ($ Millions)              700    1,110   1,390      973     4,173        390    1,708                     2,098
=================================================================================  ============================================
 United States ($ Millions)              570      936   1,096      727     3,329        297    1,433                     1,730
---------------------------------------------------------------------------------  --------------------------------------------
 International ($ Millions)              130      174     294      246       844         93      275                       368
---------------------------------------------------------------------------------  --------------------------------------------
Market Indicators
U.S. East Coast Crack Spread ($/bbl)    6.40     8.80   14.81     9.32      9.83       7.52    15.21                     11.36
U.S. Gulf Coast Crack Spread ($/bbl)    6.37     9.63   17.42    10.27     10.92       8.28    17.26                     12.77
U.S. Group Central Crack Spread ($/bbl) 7.92    11.51   17.06    11.93     12.10       9.81    19.60                     14.71
U.S. West Coast Crack Spread ($/bbl)   19.61    22.20   26.61    16.29     21.18      18.87    32.47                     25.67
U.S. Weighted 3:2:1 Crack
        Spread ($/bbl)                  9.24    12.35   18.51    11.69     12.95      10.56    20.39                     15.47
NW Europe Crack Spread ($/bbl)         11.14    15.09   16.53    13.68     14.11      10.18    15.20                     12.69
Singapore 3:1:2 Crack Spread ($/bbl)   13.23    13.95   16.70    12.43     14.08      10.58    19.30                     14.94
U.S. Wholesale Gasoline
        Mktg Mrgn ($/bbl)               0.16     2.05    0.70     2.63      1.38       0.71     1.83                      1.27
---------------------------------------------------------------------------------  --------------------------------------------
Realized Margins
Refining Margin ($/bbl)
  U.S.                                 10.11    11.23   14.61    12.71     12.17      10.18    17.23                     13.91
  International                         8.43     8.89   11.19     8.95      9.38       5.30     7.64                      6.67
---------------------------------------------------------------------------------  --------------------------------------------
Marketing Margin ($/bbl)
  U.S.                                  0.46     2.01    0.18     2.52      1.28       0.12     0.48                      0.31
  International                         5.61     8.56    6.80     8.62      7.43       6.07     6.67                      6.38
---------------------------------------------------------------------------------  --------------------------------------------
DD&A ($ Millions)                        194      197     197      230       818        239      253                       492
---------------------------------------------------------------------------------  --------------------------------------------
Turnaround Expense ($ Millions)          108      106      53       86       353        163      115                       278
---------------------------------------------------------------------------------  --------------------------------------------
Eastern U.S.
Crude Oil Charge Input (MB/D)            403      414     409      416       410        354      281                       318
Total Charge Input (MB/D)                449      454     456      446       451        359      309                       334
Crude Oil Capacity Utilization (%)       95%      98%     97%      98%       97%        84%      66%                       75%
Clean Product Yield (%)                  92%      88%     89%      91%       90%        90%      87%                       89%
---------------------------------------------------------------------------------  --------------------------------------------
U.S. Gulf Coast
Crude Oil Charge Input (MB/D)            659      715     596      397       591        529      681                       606
Total Charge Input (MB/D)                733      835     674      467       676        587      777                       683
Crude Oil Capacity Utilization (%)       92%     100%     83%      55%       83%        72%      93%                       83%
Clean Product Yield (%)                  73%      79%     80%      80%       78%        74%      81%                       78%
---------------------------------------------------------------------------------  --------------------------------------------
Central U.S.
Crude Oil Charge Input (MB/D)            538      594     620      619       594        571      619                       595
Total Charge Input (MB/D)                577      625     653      666       630        613      663                       638
Crude Oil Capacity Utilization (%)       84%      93%     97%      97%       93%        89%      97%                       93%
Clean Product Yield (%)                  86%      84%     85%      85%       85%        84%      86%                       85%
---------------------------------------------------------------------------------  --------------------------------------------
Western U.S.
Crude Oil Charge Input (MB/D)            357      410     415      421       401        386      419                       403
Total Charge Input (MB/D)                382      431     439      445       425        419      443                       431
Crude Oil Capacity Utilization (%)       90%     101%    102%     104%      100%        94%     101%                       98%
Clean Product Yield (%)                  80%      82%     79%      79%       80%        79%      81%                       80%
---------------------------------------------------------------------------------  --------------------------------------------
TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)          1,957    2,133   2,040    1,853     1,996      1,840    2,000                     1,921
Total Charge Input (MB/D)              2,141    2,345   2,222    2,024     2,182      1,978    2,192                     2,086
Crude Oil Capacity Utilization (%)       90%      98%     93%      85%       92%        83%      91%                       87%
Clean Product Yield (%)                  82%      83%     83%      84%       83%        81%      83%                       82%
---------------------------------------------------------------------------------  --------------------------------------------
Refined Products Production (MB/D)
Gasoline                                 968    1,071   1,030      949     1,004        890    1,031                       961
Distillates                              599      655     640      583       619        538      601                       569
Aviation Fuel                            166      174     153      135       157        146      163                       155
Other                                    414      449     400      370       406        414      403                       408
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                2,147    2,349   2,223    2,037     2,186      1,988    2,198                     2,093
=================================================================================  ============================================
Petroleum Products Sales (MB/D)
Gasoline                               1,302    1,426   1,397    1,368     1,374      1,258    1,300                     1,279
Distillates                              642      680     725      653       675        626      620                       623
Aviation Fuel                            198      214     203      189       201        187      200                       194
Other                                    461      566     526      521       519        517      555                       536
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                2,603    2,886   2,851    2,731     2,769      2,588    2,675                     2,632
=================================================================================  ============================================


                                                              R&M (continued)


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
International - Consolidated*
Crude Oil Charge Input (MB/D)            294      259     289      291       283        357      253                       261
Total Charge Input (MB/D)                307      266     305      310       297        369      550                       460
Crude Oil Capacity Utilization (%)      101%      89%     99%     100%       97%        94%      92%                       92%
Clean Product Yield (%)                  79%      76%     82%      82%       80%        71%      64%                       67%
---------------------------------------------------------------------------------  --------------------------------------------

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)            134      143     142      144       141        133      144                       138
Total Charge Input (MB/D)                137      147     145      145       144        137      149                       143
Crude Oil Capacity Utilization (%)       98%     105%    105%     106%      103%        94%     102%                       98%
Clean Product Yield (%)                  83%      82%     80%      83%       82%        82%      82%                       82%
---------------------------------------------------------------------------------  --------------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)            428      402     431      435       424        490      649                       570
Total Charge Input (MB/D)                444      413     450      455       441        506      699                       603
Crude Oil Capacity Utilization (%)      100%      94%    101%     102%       99%        94%      94%                       94%
Clean Product Yield (%)                  80%      78%     81%      82%       80%        74%      68%                       71%
---------------------------------------------------------------------------------  --------------------------------------------

Refined Products Production (MB/D)
Gasoline                                 141      115     143      152       138        142      165                       154
Distillates                              186      178     191      191       186        215      284                       250
Aviation Fuel                             21       21      24       24        22         13       13                        13
Other                                     95       96      90       91        93        130      233                       182
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                  443      410     448      458       439        500      695                       599
=================================================================================  ============================================

Petroleum Products Sales (MB/D)
Gasoline                                 185      176     178      175       178        197      225                       211
Distillates                              221      212     216      224       218        319      379                       349
Aviation Fuel                              7       10      12        8         9         20       18                        19
Other                                     82       79      64       83        77        159      249                       205
---------------------------------------------------------------------------------  --------------------------------------------

  Total                                  495      477     470      490       482        695      871                       784
=================================================================================  ============================================

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)          2,385    2,535   2,471    2,288     2,420      2,330    2,649                     2,491
Total Charge Input (MB/D)              2,585    2,758   2,672    2,479     2,623      2,484    2,891                     2,689
Crude Oil Capacity Utilization (%)       92%      97%     95%      88%       93%        85%      91%                       88%
Clean Product Yield (%)                  82%      82%     83%      84%       82%        79%      80%                       80%
---------------------------------------------------------------------------------  --------------------------------------------

Refined Products Production (MB/D)
Gasoline                               1,109    1,186   1,173    1,101     1,142      1,032    1,196                     1,115
Distillates                              785      833     831      774       805        753      885                       819
Aviation Fuel                            187      195     177      159       179        159      176                       168
Other                                    509      545     490      461       499        544      636                       590
---------------------------------------------------------------------------------  --------------------------------------------

  Total                                2,590    2,759   2,671    2,495     2,625      2,488    2,893                     2,692
=================================================================================  ============================================

Petroleum Products Sales (MB/D)
Gasoline                               1,487    1,602   1,575    1,543     1,552      1,455    1,525                     1,490
Distillates                              863      892     941      877       893        945      999                       972
Aviation Fuel                            205      224     215      197       210        207      218                       213
Other                                    543      645     590      604       596        676      804                       741
---------------------------------------------------------------------------------  --------------------------------------------
  Total                                3,098    3,363   3,321    3,221     3,251      3,283    3,546                     3,416
=================================================================================  ============================================

* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1, 2006, our Wilhelmshaven refinery in Germany.


** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.




                                                            LUKOIL INVESTMENT


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                110      148     267      189       714        249      387                       636
=================================================================================  ============================================

Upstream
Production*
Net crude oil production (MB/D)          190      215     253      281       235        306      346                       326
Net natural gas production (MMCF/D)       67       50      79       72        67         98      343                       221
BOE Total (MBOE/D)                       201      223     266      293       246        322      403                       363
-------------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)      43.21    48.49   57.39    54.07     50.87      58.25    64.85                     61.53
---------------------------------------------------------------------------------  --------------------------------------------
Downstream
Refinery Throughput*
Crude Processed (MB/D)                    92      101     138      156       122        163      168                       165
---------------------------------------------------------------------------------  --------------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.




                                                                 MIDSTREAM


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------

Midstream Net Income ($ Millions)        385       68      88      147       688        110      108                       218
=================================================================================  ============================================

U.S. Equity Affiliate ($ Millions)*      359       51      76      105       591         93       91                       184
---------------------------------------------------------------------------------  --------------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                           23       21      23       22        22         23       22                        22
  International                           53       44       5        -        25          -        -                         -
Equity Affiliates
  United States*                         110      112     171      172       142        178      183                       181
  International                            6        6       6        6         6          6        6                         6
---------------------------------------------------------------------------------  --------------------------------------------
Total                                    192      183     205      200       195        207      211                       209
=================================================================================  ============================================

* Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.

Natural Gas Liquids Fractionated (MB/D)
United States*                           149      131     123      127       132        141      125                       134
International                             64       55      15       10        36         11       14                        12
---------------------------------------------------------------------------------  --------------------------------------------
Total                                    213      186     138      137       168        152      139                       146
=================================================================================  ============================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                         31.95    32.49   39.60    42.70     36.68      37.64    41.73                     39.69
  DEFS                                 30.61    31.33   38.31    41.84     35.52      37.29    41.18                     39.24
---------------------------------------------------------------------------------  --------------------------------------------
*    Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                          9        8       7        8        32          7        8                        15
---------------------------------------------------------------------------------  --------------------------------------------


                                                                  CHEMICALS


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)         133       63      13      114       323        149      103                       252
=================================================================================  ============================================
Industry Margins (Cents/Lb)*
Ethylene industry cash margin           18.1     12.8     8.8     21.1      15.2       20.5     14.3                      17.4
HDPE industry contract sales margin     12.1     12.0     8.2     12.9      11.3       15.9     14.0                      15.0
Styrene industry contract sales margin  13.9     13.6    12.4     12.3      13.1       12.5     11.9                      12.2
---------------------------------------------------------------------------------  --------------------------------------------
*    Prices, economics and views expressed by CMAI are strictly the opinion of
     CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin &
     Gertz make no guarantee or warranty and assume no liability as to their use.


                                                           EMERGING BUSINESSES


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)          (8)      (8)      -       (5)      (21)         8      (12)                       (4)
=================================================================================  ============================================
Detail of Net Income (Loss) ($ Millions)
Technology Solutions                      (2)      (4)     (5)      (5)      (16)       (12)      (4)                      (16)
Gas-to-Liquids                            (7)      (7)     (4)      (5)      (23)        (4)      (3)                       (7)
Power                                      2        9      17       15        43         31        3                        34
Other                                     (1)      (6)     (8)     (10)      (25)        (7)      (8)                      (15)
---------------------------------------------------------------------------------  --------------------------------------------
Total                                     (8)      (8)      -       (5)      (21)         8      (12)                       (4)
=================================================================================  ============================================



                                                          CORPORATE AND OTHER


                                                       2005                                           2006
                                    ---------------------------------------------  --------------------------------------------
                                     1st Qtr  2nd Qtr 3rd Qtr  4th Qtr       YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr      YTD
                                    ---------------------------------------------  --------------------------------------------
                                    ---------------------------------------------  --------------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)        (195)    (172)   (246)    (165)     (778)      (168)    (412)                     (580)
=================================================================================  ============================================
Detail of Net Income (Loss) ($ Millions)
Net interest expense                    (101)     (84)   (123)    (114)     (422)       (77)    (243)                     (320)
Corporate overhead                       (58)     (46)    (64)     (15)     (183)       (26)     (39)                      (65)
Discontinued operations                  (11)       7      (4)     (15)      (23)         -        -                         -
Acquisition-related expenses               -        -       -        -         -         (5)     (39)                      (44)
Accounting change                          -        -       -        -         -          -        -                         -
Other                                    (25)     (49)    (55)     (21)     (150)       (60)     (91)                     (151)
---------------------------------------------------------------------------------  --------------------------------------------
Total                                   (195)    (172)   (246)    (165)     (778)      (168)    (412)                     (580)
=================================================================================  ============================================


Before-Tax Net Interest Expense ($ Millions)
Interest expense                        (226)    (219)   (223)    (224)     (892)      (226)    (468)                     (694)
Capitalized interest                      88       91     102      114       395        111      107                       218
Interest revenue                          25       24      28       36       113         30       35                        65
Receivables monetization related          (1)       -       -        -        (1)         -        -                         -
Premium on early debt retirement          (9)       -     (50)     (51)     (110)         -        -                         -
---------------------------------------------------------------------------------  --------------------------------------------
                                        (123)    (104)   (143)    (125)     (495)       (85)    (326)                     (411)
=================================================================================  ============================================

Debt
Total Debt ($ Millions)               14,012   14,013  13,497   12,516    12,516     32,193   29,510                    29,510
Debt-to-Capital Ratio                    23%      22%     21%      19%       19%        30%      27%                       27%
---------------------------------------------------------------------------------  --------------------------------------------


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